UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of October 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR28)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-30              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR28 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of October 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller, Washington Mutual Mortgage Securities Corp., as seller and servicer, Fairbanks Capital Corp., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On November 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  MORTGAGE-BACKED  PASS-THROUGH  CERTIFICATES,  SERIES 2002-AR28
------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  December 6, 2002           By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on November 25, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR28
                                Statement to Certificate Holders
                                      November 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1     62,160,000.00     62,160,000.00        52,032.66     226,638.66      278,671.32     0.00      0.00       62,107,967.34
IA2     57,420,000.00     57,420,000.00        47,965.01     238,257.77      286,222.78     0.00      0.00       57,372,034.99
IIA1   140,489,000.00    140,489,000.00       629,470.27     651,088.45    1,280,558.72     0.00      0.00      139,859,529.73
IIA2    23,375,000.00     23,375,000.00       104,733.24      91,694.93      196,428.17     0.00      0.00       23,270,266.76
IIA3    57,950,000.00     57,950,000.00       259,648.81     226,310.84      485,959.65     0.00      0.00       57,690,351.19
IIA4     1,521,000.00      1,521,000.00         6,814.94       7,048.99       13,863.93     0.00      0.00        1,514,185.06
IIIA1   82,848,000.00     82,848,000.00     2,166,580.29     137,619.73    2,304,200.02     0.00      0.00       80,681,419.71
AR             100.00            100.00           100.00           0.42          100.42     0.00      0.00                0.00
IIIM1    2,398,000.00      2,398,000.00             0.00       4,935.88        4,935.88     0.00      0.00        2,398,000.00
IIIM2    1,962,802.00      1,962,802.00             0.00       5,386.80        5,386.80     0.00      0.00        1,962,802.00
CB1      8,144,000.00      8,144,000.00         3,991.89      36,365.27       40,357.16     0.00      0.00        8,140,008.11
CB2      2,714,000.00      2,714,000.00         1,330.30      12,118.78       13,449.08     0.00      0.00        2,712,669.70
CB3      3,800,000.00      3,800,000.00         1,862.62      16,968.08       18,830.70     0.00      0.00        3,798,137.38
CB4      1,810,000.00      1,810,000.00           887.20       8,082.16        8,969.36     0.00      0.00        1,809,112.80
CB5      1,266,000.00      1,266,000.00           620.55       5,653.05        6,273.60     0.00      0.00        1,265,379.45
CB6      1,267,504.00      1,267,504.00           621.28       5,659.76        6,281.04     0.00      0.00        1,266,882.72
TOTALS 449,125,406.00    449,125,406.00     3,276,659.06   1,673,829.57    4,950,488.63     0.00      0.00      445,848,746.94

IX      62,160,000.00     62,160,000.00             0.00      31,287.20       31,287.20     0.00      0.00       62,060,002.33
IIX     81,325,000.00     81,325,000.00             0.00      58,890.41       58,890.41     0.00      0.00       80,695,429.73
IIIX             0.00              0.00             0.00           0.00            0.00     0.00      0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22541NNM7  1,000.00000000       0.83707625     3.64605309        4.48312934          999.16292375     IA1       4.375264 %
IA2     22541NNN5  1,000.00000000       0.83533629     4.14938645        4.98472274          999.16466371     IA2       4.979264 %
IIA1    22541NNP0  1,000.00000000       4.48056624     4.63444433        9.11501057          995.51943376     IIA1      5.561333 %
IIA2    22541NNQ8  1,000.00000000       4.48056642     3.92277775        8.40334417          995.51943358     IIA2      4.707333 %
IIA3    22541NNR6  1,000.00000000       4.48056618     3.90527765        8.38584383          995.51943382     IIA3      4.686333 %
IIA4    22541NPJ2  1,000.00000000       4.48056542     4.63444444        9.11500986          995.51943458     IIA4      5.561333 %
IIIA1   22541NNS4  1,000.00000000      26.15126847     1.66111107       27.81237954          973.84873153     IIIA1     2.300000 %
AR      22541NPD5  1,000.00000000   1,000.00000000     4.20000000    1,004.20000000            0.00000000     AR        4.979264 %
IIIM1   22541NNY1  1,000.00000000       0.00000000     2.05833194        2.05833194        1,000.00000000     IIIM1     2.850000 %
IIIM2   22541NNZ8  1,000.00000000       0.00000000     2.74444391        2.74444391        1,000.00000000     IIIM2     3.800000 %
CB1     22541NPA1  1,000.00000000       0.49016331     4.46528364        4.95544695          999.50983669     CB1       5.358340 %
CB2     22541NPB9  1,000.00000000       0.49016212     4.46528371        4.95544584          999.50983788     CB2       5.358340 %
CB3     22541NPC7  1,000.00000000       0.49016316     4.46528421        4.95544737          999.50983684     CB3       5.358340 %
CB4     22541NPE3  1,000.00000000       0.49016575     4.46528177        4.95544751          999.50983425     CB4       5.358340 %
CB5     22541NPF0  1,000.00000000       0.49016588     4.46528436        4.95545024          999.50983412     CB5       5.358340 %
CB6     22541NPG8  1,000.00000000       0.49016019     4.46527979        4.95543998          999.50983981     CB6       5.358340 %
TOTALS             1,000.00000000       7.29564397     3.72686459       11.02250856          992.70435603

IX      22541NNV7  1,000.00000000       0.00000000     0.50333333        0.50333333          998.39128588     IX        0.604000 %
IIX     22541NNW5  1,000.00000000       0.00000000     0.72413661        0.72413661          992.25858875     IIX       0.868964 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4494
                               Fax: 212) 623-5930
                           Email: mark.volosov@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.




                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR28
                                        Statement to Certificate Holders
                                               November 25, 2002


Section 4.04(a)(i)              Scheduled Principal Payments (Total)                                            244,575.17
                                Group 1                                                                          82,014.41
                                Group 2                                                                          95,381.48
                                Group 3                                                                          67,179.28

                                Principal Prepayments (Total)                                                 2,661,599.68
                                Group 1                                                                          22,389.54
                                Group 2                                                                         910,293.34
                                Group 3                                                                       1,728,916.80

                                Repurchase Principal (Total)                                                          0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Substitution Amounts (Total)                                                          0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Net Liquidation Proceeds (Total)                                                      0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Insurance Proceeds (Total)                                                            0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Other Principal (Total)                                                               0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

Section 4.04(a)(v)              Beginning Number of Loans Outstanding (Total)                                         1,178
                                Group 1                                                                                 322
                                Group 2                                                                                 604
                                Group 3                                                                                 252

                                Beginning Aggregate Loan Balances (Total)                                    449,125,406.66
                                Group 1                                                                      126,206,762.98
                                Group 2                                                                      235,709,841.40
                                Group 3                                                                       87,208,802.28

                                Ending Number of Loans Outstanding (Total)                                            1,173
                                Group 1                                                                                 322
                                Group 2                                                                                 602
                                Group 3                                                                                 249

                                Ending Aggregate Loan Balances (Total)                                       446,219,231.81
                                Group 1                                                                      126,102,359.03
                                Group 2                                                                      234,704,166.58
                                Group 3                                                                       85,412,706.20

Section 4.04(a)(vi)             Master Servicing Fees (Total)                                                      1,319.87
                                Group 1                                                                              386.96
                                Group 2                                                                              589.02
                                Group 3                                                                              343.89

                                Servicing Fees (Total, including PMI and Trust Admin Fees)                       142,955.56
                                Group 1                                                                           41,995.41
                                Group 2                                                                           80,739.65
                                Group 3                                                                           20,220.50


                                     -7-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR28
                                        Statement to Certificate Holders
                                            November 25, 2002



Section 4.04(a)(viii)           Current Advances (Total)                                                                N/A
                                Group 1                                                                                 N/A
                                Group 2                                                                                 N/A
                                Group 3                                                                                 N/A

                                Outstanding Advances (Total)                                                            N/A
                                Group 1                                                                                 N/A
                                Group 2                                                                                 N/A
                                Group 3                                                                                 N/A

Section 4.04(a)(ix)             Delinquent Mortgage Loans
                                Group 1
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                 0                       0.00            0.00 %
                                2 Month                 0                       0.00            0.00 %
                                3 Month                 0                       0.00            0.00 %
                                Total                   0                       0.00            0.00 %

                                Group 2
                                1 Month                 0                       0.00            0.00 %
                                2 Month                 0                       0.00            0.00 %
                                3 Month                 0                       0.00            0.00 %
                                Total                   0                       0.00            0.00 %

                                                                        Principal
                                Category                Number          Balance                 Percentage

                                Group 3
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                  9              3,197,156.73            3.74 %
                                2 Month                  2              1,068,165.65            1.25 %
                                3 Month                  0                      0.00            0.00 %
                                Total                   11              4,265,322.38            4.99 %

                                Group Totals
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                  9              3,197,156.73            0.72 %
                                2 Month                  2              1,068,165.65            0.24 %
                                3 Month                  0                      0.00            0.00 %
                                Total                   11              4,265,322.38            0.96 %

                                * Delinquent Bankruptcies are included in the table above.

                                Bankruptcies
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                * Only Current Bankruptcies are reflected in the table above.

                                Group 3 Balance of Bankruptcies Delinquent 31 to 60 days             0.00

                                * Above figure provided for calculation of Rolling 3 Month Delinquency Rate


                                     -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR28
                                        Statement to Certificate Holders
                                            November 25, 2002

                                Foreclosures
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %


Section 4.04(a)(xi)             REO Properties
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

Section 4.04(a)(xii)            Current Realized Losses (Total)                                                 0.00
                                Group 1                                                                         0.00
                                Group 2                                                                         0.00
                                Group 3                                                                         0.00

                                Cumulative Realized Losses (Total)                                              0.00
                                Group 1                                                                         0.00
                                Group 2                                                                         0.00
                                Group 3                                                                         0.00

Section 4.04(a)(xiii)           Weighted Average Term to Maturity (Deal)                                        357
                                Group 1                                                                         358
                                Group 2                                                                         358
                                Group 3                                                                         356

Group 3 Trigger Event           Trigger Event Occurrence
                                (Is Rolling 3 Month Delinquency Rate > the lesser of 6%
                                and the Sr.Enhancement% x 50%?)                                                  NO
                                Rolling 3 Month Delinquency Rate                                           1.25059 %
                                The lessor of 6% and the Sr.Enhancement% x 50%                             2.33590 %

Group 3 O/C Reporting           Targeted Overcollateralization Amount                                     436,044.01
                                Ending Overcollateralization Amount                                       370,484.49
                                Ending Overcollateralization Deficiency                                    65,559.53
                                Group I Monthly Excess Interest                                             2,103.45
                                Group II Monthly Excess Interest                                            3,928.50
                                Overcollateralization Release Amount                                            0.00
                                Monthly Excess Interest                                                   370,484.21
                                Payment to Class III-X                                                          0.00



                                     -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

